UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2013

TRUNKBOW INTERNATIONAL HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Charter)

Nevada	000-1485933	26-3552213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1217-1218, 12F of Tower B, Gemdale Plaza, No. 91 Jianguo Road, Chaoyang District, Beijing, People’s Republic of China 100022
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86 10 85712518

____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 21, 2013, Trunkbow International Holdings Ltd., a Nevada corporation (the “Company”), issued a press release containing certain financial results for its second quarter of the 2013 fiscal year. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2013, the Company received a notice (the “Notice”) from the NASDAQ Stock Market LLC (“NASDAQ”), indicating that the Company was no longer in compliance with the NASDAQ Listing Rule 5250(c)(1) due to the Company’s inability to timely file its Quarterly Report on Form 10-Q for the quarterly ended June 30, 2013 (the “Quarterly Report”) with the U.S. Securities & Exchange Commission (the “SEC”).

On August 14, 2013, the Company filed a notification of late filing pursuant to Rule 12b-25 with the SEC, giving the Company until April 19, 2013 to file its Quarterly Report. However, the Company was unable to file its Quarterly Report during the 12b-25 extension period.

NASDAQ elected to exercise its discretionary authority under the Listing Rule 5101 to require the Company to submit a plan of compliance regarding the filing of its Quarterly Report by September 4, 2013. The Company subsequently filed its Quarterly Report on August 21, 2013.

Item 8.01. Other Events.

On August 21, 2013, the Company issued a press release containing certain financial results for its second quarter of 2013 fiscal year. In addition, the press release announced the receipt of the Notice from NASDAQ indicating that the Company was no longer in compliance with the NASDAQ Listing Rule 5250(c)(1) due to the Company’s inability to timely file its Quarterly Report with the SEC. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 21, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2013	TRUNKBOW INTERNATIONAL HOLDINGS LTD.

	By:	/s/ Yuanjun Ye
Name: Yuanjun Ye Title: Chief Financial Officer